SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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FIRST ROBINSON FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FIRST ROBINSON FINANCIAL CORPORATION

June 24, 2009

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders.  The meeting will be held at 9:00 a.m. on July 23, 2009 at the Company’s office located at 501 East Main Street, Robinson, Illinois.

An important aspect of the meeting process is the stockholder vote on corporate business items.  I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2010. The Board of Directors unanimously recommends that you cast your vote “FOR” with respect to these two matters.

In addition to the annual stockholder vote on corporate business items, the meeting will include management’s report to you on the First Robinson Financial Corporation’s 2009 financial and operating performance.

I encourage you to attend the meeting in person.  Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided.  This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented.  You may vote in person at the meeting even if you have previously returned a proxy.

Thank you for your attention to this important matter.

Sincerely,

RICK L. CATT
President and Chief Executive Officer

First Robinson Financial Corporation
501 East Main Street
Robinson, Illinois 62454
(618) 544-8621

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on July 23, 2009

Notice is hereby given that the annual meeting of stockholders (the “Meeting”) of First Robinson Financial Corporation (the “Company”) will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., Robinson, Illinois time, on July 23, 2009.

A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two (2) directors of the Company; and

2.	The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2010;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

As set forth in the Company’s bylaws, action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed.  Stockholders of record at the close of business on June 10, 2009 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.  A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope.  The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Rick L. Catt
President and Chief Executive Officer

Robinson, Illinois
June 24, 2009

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 23, 2009

This Proxy Statement, the Proxy Card and our Annual Report to Shareholders are available at www.frsb.net/#/proxy.

A shareholder may request an additional copy of the proxy statement, proxy card, and annual report to shareholders relating to all of First Robinson Financial Corporation’s future shareholder meetings and for the annual shareholder meeting to be held on Thursday, July 23, 2009, to which the proxy materials being furnished relate, by calling (618) 544-8621, or via email to jamie24fan@frsb.net or rlcatt@frsb.net or at www.frsb.net.  You may obtain directions to attend the meeting and vote in person by contacting Jamie McReynolds or Rick Catt at (618) 544-8621.

First Robinson Financial Corporation
501 East Main Street
Robinson, Illinois 62454
(618) 544-8621

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on July 23, 2009

This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the “Company”), the parent company of First Robinson Savings Bank, National Association (the “Bank”), of proxies to be used at the annual meeting of stockholders of the Company (the “Meeting”) which will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois on July 23, 2009, at 9:00 a.m., Robinson, Illinois time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 24, 2009.

At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of BKD, LLP (“BKD”) as independent auditors for the Company for the fiscal year ending March 31, 2010.

Your Voting Rights

We have fixed the close of business on June 10, 2009 as the record date for the Meeting.  Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company’s common stock you own.  On June 3, 2009, 435,148 shares of the Company’s common stock were outstanding and entitled to vote at the annual meeting.

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  Both the election of directors and the ratification of auditors are considered “discretionary” items and, therefore, your broker may vote your shares without instructions from you.

We maintain an Employee Stock Ownership Plan (“ESOP”) which, as of June 3, 2009, owned approximately 14.9% percent of the Company’s outstanding common stock.  We also maintain a 401(k) plan (the “401(k)”) which, as of June 3, 2009, owned approximately 5.6% percent of the Company’s outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the “Plans.” Employees of the Company and the Bank participate in the Plans. First Bankers Trust Services, Inc. is the trustee of the Plans (“Trustee”).  Each Plan participant instructs the Trustee how to vote the shares of the Company’s common stock allocated to his or her account(s) under the Plans.  If a participant in one of the Plans properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant’s shares in accordance with the stockholder’s instructions.  Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as how to vote at the Meeting, the Trustee will vote the shares “FOR” the election of each of management’s director nominees and “FOR” the ratification of the appointment of BKD as independent auditors for the fiscal year ending March 31, 2010.  In the event a participant in the Plans fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the Plans, the Trustee shall vote such shares “FOR” each of management’s director nominees and “FOR” the ratification of the appointment of BKD.  The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant’s account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Votes Required to Approve the Proposals

Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.  The two director nominees with the most affirmative votes will be elected to fill the two available director positions.  If you vote “Withheld” with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

Ratification of the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2010 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting.  Stockholder abstentions on the proposal to ratify the appointment of BKD as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.  One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting.  Abstentions and broker non-votes are counted for purposes of determining a quorum.

No dissenters or appraisal rights under Delaware law are available to the Company’s stockholders as a result of the approval of the proposals to be considered at this meeting.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of management’s director nominees and “FOR” the proposal to ratify BKD as our independent auditors for the fiscal year ending March 31, 2010.

How to Vote

You may vote in person at the Meeting or by proxy.  To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting.  If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company’s common stock on June 10, 2009, the record date for voting at the Meeting. See “- How to Revoke Your Proxy and Change Your Vote” below.

Shares of the Company’s common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions.  Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of management’s director nominees and “FOR” the proposal to ratify the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2010.  Voting instructions are included on your proxy card.  If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

In accordance with the Company’s bylaws, the persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children — in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).  Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois, 62454.  If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

Proxy Solicitation Costs

We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone; they will receive no additional compensation for such efforts.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Certain Holders Thereof

The following table presents information regarding the beneficial ownership of the Company’s common stock as of March 31, 2009, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent (5%) of the outstanding common stock of the Company;

•	each director and director nominee of the Company;

•	each executive officer of the Company named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all of the executive officers and directors of the Company as a group.

The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table.  The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”).  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 10, 2009 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	Common Shares Beneficially Owned
Beneficial Owner	Number	Percent (%)
First Robinson Financial Corporation Employee Stock Ownership Plan (1)	64,708	14.87
First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)	24,355	5.60
Rick L. Catt, Director, President & Chief Executive Officer(3)	19,174	4.41
J. Douglas Goodwine, Director(4)	7,441	1.71
Robin E. Guyer, Director(5)	1,930	*
Steven E. Neeley, Director (6)	41,180	9.46
Scott F. Pulliam, Director(7)	21,191	4.87
William K. Thomas, Director	19,538	4.49
William Holt, Vice President	4,001	*
Directors and executive officers of the Company and the Bank, as a group (10 persons) (8)	136,799	31.4

*	Indicates less than one percent (1%).
(1)
Represents shares held by the Employee Stock Ownership Plan (“ESOP”), all of which have been allocated to accounts of participants according to a Schedule 13G (Amendment No. 5) filed on February 13, 2009 (the “ESOP 13G”), by First Bankers Trust Services, Inc., the trustee of the ESOP (the “Trustee”).  The number of shares reflected in the table above reflects certain activity after the filing of ESOP 13G and was provided to the Company by the Trustee.  The Trustee may be deemed beneficially to own the shares held by the ESOP; however, the Trustee disclaims such beneficial ownership.

(2)
Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (“401(k)”) according to a Schedule 13G (Amendment No. 5) filed on February 13, 2009 by First Bankers Trust Services, Inc., the trustee of the 401(k).

(3)	Includes 92 shares as to which Mr. Catt has reported shared voting and dispositive power.
(4)	Includes 2,980 shares as to which Mr. Goodwine has reported shared voting and dispositive power.
(5)	Includes 250 shares Mr. Guyer has reported no voting nor dispositive power as they are owned by his wife.
(6)	Includes 40,500 shares as to which Mr. Neeley has reported shared voting and dispositive power.
(7)
Includes 1,466 shares as to which Mr. Pulliam has reported shared voting and dispositive power.  Also, includes 3,138 shares Mr. Pulliam has reported no voting nor dispositive power as the shares are held in his wife’s IRA.

(8)
Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is presently composed of six members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified.  One-third of the directors are elected annually.

The following table sets forth certain information regarding the composition of the Company’s Board of Directors, including their terms of office and the nominees for election as directors.  The nominating committee has recommended and approved the nominees identified below.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting “FOR” the election of the nominees identified in the following table.  If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

Name	Age(1)	Position(s) Held	Director Since(2)	Term to Expire

NOMINEES

J. Douglas Goodwine	47	Director	1993	2012
Robin E. Guyer	61	Director	2001	2012

DIRECTORS CONTINUING IN OFFICE

Scott F. Pulliam	52	Chairman of the Board	1985	2010
William K. Thomas	64	Director	1988	2010
Rick L. Catt	56	Director, President and	1989	2011
		Chief Executive Officer
Steven E. Neeley	55	Director	2001	2011

(1)           At March 31, 2009.
(2)           Includes service as a director of the Bank.

The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Scott F. Pulliam.  Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

William K. Thomas.  Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

J. Douglas Goodwine.  Mr. Goodwine is a funeral director and President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

Robin E. Guyer.  Since 1997, Mr. Guyer has served as the President of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois.

Rick L. Catt.  Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

Steven E. Neeley.  Mr. Neeley is the owner of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois, and has been since 1995.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, pursuant to which any communication addressed to the Board at the Company’s offices at 501 East Main Street, Robinson, Illinois 62454, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and shareholder’s needs.  There currently is no screening process, and all shareholder communications that are received by officers for the Board’s attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

Board of Directors’ Meetings and Committees

Board and Committee Meetings of the Company. Meetings of the Company’s Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended March 31, 2009. During fiscal 2009, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors.  Such charter was last published in the Company’s proxy statement dated June 22, 2007.  Each member of the Audit Committee is “independent” as such term is defined by applicable SEC and NASDAQ Marketplace rules.  This committee, among other things, selects our independent auditors, determines the scope of the annual audits, determines fees to be paid to the auditors, oversees the entire audit function for the Company, both internal and independent, and overseas the Company’s accounting and internal control systems.  The current members of this committee are Directors Pulliam, Neeley, Guyer, Thomas, and Goodwine.  In addition, the Board of Directors has determined that Mr. Pulliam qualifies as an “audit committee financial expert.”  The Board has determined that Scott Pulliam, based upon his experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that he has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.  The Board further determined that Mr. Pulliam is independent of management pursuant to applicable SEC rules and NASDAQ listing standards regarding the independence of board and audit committee members.  All of the current members of the Audit Committee are non-employee directors who: (1) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 4200 of the NASDAQ Marketplace Rules; (2) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  This committee met 5 times during fiscal year 2009.

Prior to June 15, 2004, the entire Board of Directors acted as the Nominating Committee to nominate candidates for membership on the Board of Directors.  On June 15, 2004, the Board of Directors established a Nominating Committee.  For purposes of nominating the Director Nominees for the 2009 Annual Meeting, the Nominating Committee consisted of Directors Pulliam, Neeley and Thomas.  This Nominating Committee met 1 time during the fiscal year ended March 31, 2009.  The Nominating Committee acts pursuant to a written charter adopted by the Board of Directors on June 15, 2004.  It was last published in the Company’s proxy dated June 22, 2007.

The Nominating Committee is responsible generally for ensuring that the Board of Directors and its committees are appropriately constituted in order to conform with applicable legal requirements.  Responsibilities of the Nominating Committee include selecting or recommending to the Board of Directors candidates for the Board of Directors and committees thereof.  The Nominating Committee will consider candidates who are recommended by qualifying shareholders in accordance with the Company’s Bylaws.  For consideration, candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including strength of character, mature judgment, career specialization, relevant technical skills, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and being eligible under standards established by the SEC or relevant law.  These criteria apply to all nominees, whether recommended by a shareholder, management or search firm. Recommendations must be in writing and addressed to the Nominating Committee in care of the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454.  The current members of the Nominating Committee, who are Scott F. Pulliam, Steven E. Neeley and William K. Thomas, are “independent” as such term is defined in applicable SEC and NASDAQ Marketplace rules.

While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations.  Pursuant to the Company’s Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date; provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company’s Bylaws.

The Compensation Committee, which does not have a charter, establishes the Company’s compensation policies and reviews compensation matters.  The current members of this committee are Directors Pulliam, Goodwine and Thomas.  No executive officers of the Company are members of the Compensation Committee although from time to time the Committee may consult with such individuals as appropriate.  This committee did not meet during fiscal 2009 and did not use compensation consultants to determine or recommend director or executive compensations. All members of our Compensation Committee are “independent” as the term is defined by applicable SEC and NASDAQ Marketplace rules. Compensation for Bank executive officers and employees is determined by the Bank’s Personnel Committee as described below.

The Company is incorporated in Delaware and has held its annual meetings in Illinois since its incorporation.  Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions.  Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities.  Last year’s annual meeting was attended by all directors. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Board and Committee Meetings of the Bank. The Bank’s Board of Directors meets at least monthly. During the fiscal year ended March 31, 2009, the Board of Directors held 15 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during fiscal 2009.

The Bank has standing Loan, Building, Nominating, Audit, Personnel, Investment/Asset-Liability, Trust, Trust Investment and Trust Audit Committees.

The Loan Committee is comprised of all directors.  It meets on an as needed basis to review and vote on loan requests generally in excess of $500,000 and to review annual advisory and operating lines in excess of $100,000. This committee met 17 times during fiscal 2009.

The Building Committee is responsible for overseeing the Bank’s buildings, grounds, maintenance, repairs and the like.  It is composed of Directors Pulliam, Catt and Neeley.  This committee met 7 times during fiscal 2009.

The entire Board of Directors acts as the Nominating Committee to nominate individuals for election to the Bank’s Board of Directors. The committee met one time during fiscal 2009.

The Audit Committee, composed of Directors Pulliam, Thomas, Neeley, Guyer and Goodwine, reviews and receives audit findings from the Bank’s internal and external auditors.  This committee met 12 times in fiscal 2009.

The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors.  This committee met 12 times in fiscal 2009.

The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, and Assistant Vice President Stacie Ogle, oversees the Bank’s risk management and liquidity/funds management position.  They also review the purchases and sales of investments.  This committee met 12 times in fiscal 2009.

The Trust Committee, composed of Directors Catt, Goodwine and Thomas, is responsible for the trust activities of the Bank.  Related to this, the committee is responsible for the personnel and administration of the trust activities, and the review (to be done no less than annually) of the related fiduciary policies and procedures.  This committee met 7 times in fiscal 2009.

The Trust Investment Committee, composed of Director Catt, Senior Trust Officer Christine Hollowell, Vice President and Chief Financial Officer Jamie McReynolds, Vice President and Senior Loan Officer W.E. Holt and Assistant Vice President Stacie Ogle, has overall responsibility for fiduciary investment activity.  With respect to such activity, this committee is required to maintain predetermined risk controls established by the Board of Directors of the Bank respective to such trust investment activity.  This committee met 3 times in fiscal 2009.

The Trust Audit Committee, composed of Directors Pulliam, Neeley and Guyer, is generally responsible for engaging an independent auditing firm to review the Bank’s fiduciary activities and for reviewing regulatory compliance examinations and reports.  This committee met 1 time in fiscal 2009.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct within the meaning of Item 406(b) of Regulation S-K, which is applicable to all employees and members of the Board of Directors, including the Company’s principal executive officer, principal financial officer, principal accounting officer and others performing similar functions.  A copy of the Code of Ethics and Business Conduct may be obtained, without charge, from the Company by submitting a written request to “Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.”  If we make substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver of any provision of the code, we will timely disclose the nature of such amendment or waiver in a report on Form 8-K.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings with the SEC that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such Acts.

The Company’s Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2009.  In addition, the Committee has discussed with BKD, the independent auditing firm for the Company, the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees.

The Committee has also received the written disclosures from BKD required by Independence Standard No. 1, and have discussed with BKD its independence from the Company.

Based on the foregoing discussions and reviews, the Committee has recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009.

Respectfully submitted,
The Audit Committee

Scott F. Pulliam
J. Douglas Goodwine
Robin E. Guyer
Steven E. Neeley
William K. Thomas

DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by its directors during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Nonqualified Deferred Compensation Earnings(1) ($)	Total ($)
J. Douglas Goodwine	14,200	2,000	16,200
Robin E. Guyer	14,700	2,000	16,700
Steven E. Neeley	14,100	2,000	16,100
Scott F. Pulliam	15,600	2,000	17,600
William K. Thomas	14,100	2,000	16,100
Rick L. Catt	8,700	2,000	10,700

Each non-employee director is paid a monthly fee of $1,000 for attendance at all regular, committee and special meetings of the Bank.  The Chairman of the Board receives $1,075 per month.  If a regular meeting is missed by a director, $500 is deducted from the monthly fee.  If a scheduled committee meeting is missed, $100 is deducted from the monthly fee. Employee directors receive a monthly fee of $500 for attendance at all regular meetings.  Employee directors do not receive fees for participation on any committees.  Each director, non-employee and employee, is also paid $225 monthly by the Company in addition to the fee paid by the Bank.  Mr. Catt is paid $8,700 per year for his service on the Board of Directors.

(1)
The nonqualified deferred compensation earnings represent money that is paid, by the Bank, to the Directors Retirement Plan to be used to purchase shares of First Robinson Financial Corporation that are allocated to each Director’s Retirement account held in the plan.

Executive Officers Who are not Directors

The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

Jamie E. McReynolds. Ms. McReynolds, age 45, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank.  She has been employed by the Bank in various capacities since 1986.

Leslie Trotter, III. Mr. Trotter, age 54, currently serves as a Vice President of the Bank.  Mr. Trotter has been employed by the Bank since 1978.

W. E. Holt. Mr. Holt, age 62, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998.  From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois.  In the later years at the national bank, he served as a Cashier and a Senior Vice President.  He also served on the board of a national bank from 1989 to 1998.

William D. Sandiford. Mr. Sandiford, age 51, currently serves as a Vice President of the Bank, a position he has held since 1995.

EXECUTIVE COMPENSATION FOR FISCAL YEAR 2009

Compensation Discussion and Analysis

Personnel Committee

The Personnel Committee of the Bank, which is composed of Directors Goodwine, Pulliam and Catt, is responsible for the development, implementation and review of the Bank’s compensation program for all employees of the Bank, including its executive officers named in the Summary Compensation Table below. Notably, the executive officers of the Company are not compensated at the Company level.

In carrying out its responsibilities, the Personnel Committee meets monthly and reviews the compensation package for each Bank employee (including its executive officers) with a service anniversary in that month.  Each component of compensation for employees with service anniversaries in that month is discussed at such review, including annual salary levels, individual bonuses (i.e, bonuses that are not Bank-wide and provided to all employees) and any other compensation components.  All determinations reached by the Personnel Committee at such monthly meetings related to compensation, including the salary components awarded to the executive officers discussed below, are reported to the full Board of Directors of the Bank for their review and final approval.  However, the full Bank board, without prior consideration by the Personnel Committee, determines Bank-wide bonuses.  Typically, such bank-wide bonuses, which are discussed in further detail below, are Christmas bonuses or based upon the Bank’s market share performance.

Objectives of Compensation Program

The primary objective of the Bank’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Bank in a manner that is consistent with its growth and profitability and, simultaneously, promote the interests of the Company’s shareholders.  The key objectives of our compensation policy for executive officers are as follows: (i) to reward executives consistent with the Company’s and the Bank’s annual and long-term performance goals; (ii) to recognize individual initiative, leadership and achievement; and (iii) to provide competitive compensation that will attract and retain qualified executives.  Each objective is directly tied to the Company’s desire to enhance its profitability and therefore increase stockholder value.

Executive Compensation Principles

Our executive compensation program is not complicated and relies upon only salary, bonus and profit sharing components, although the bonus and profit sharing components are not guaranteed.  The Bank’s board of directors has determined that a more complicated compensation structure would not be in the best interests of the Bank or the Company’s shareholders due to the level of time and expense that would be incurred by both Bank employees and outside consultants or administrators in implementing and providing additional components.  Thus, each executive officer receives a base salary and may also receive cash bonuses paid upon the achievement of deposit growth (discussed below) or at Christmas; in addition, each executive officer receives a matching 401(k) contribution, and may receive longer-term benefits in the form of a profit sharing plan.  In addition, there is an employee stock ownership plan in place but all the shares of such plan were allocated as of December 2006 (although the trust administering such plan continues to purchase the Company’s shares to reallocate to the plan’s participants from the dividends that are paid on the allocated shares).

Annual salaries pay executives for the daily administration of their duties.  Cash bonuses are intended to reward executive officers for the positive performance of the Bank during the preceding fiscal year based upon the Bank’s market share of deposits as verified by the Federal Deposit Insurance Corporation report as of June 30 of each year (such report is typically published in October of such year) (the “FDIC Report”).  Specifically, if the Bank’s deposit share has grown in the county according to the FDIC Report, the Bank’s board of directors awards a cash bonus in the same amount to all full-time Bank employees, with no differentiation based upon title or job responsibilities within the Bank.  In addition, in November of each year, the Personnel Committee typically recommends, and the full Bank board considers and approves, a Christmas bonus for each full-time employee, with no differentiation based upon title or job responsibilities within the Bank.  Benefits accrued in the profit sharing plans are designed to reward the successful performance of the Bank as determined by the Personnel Committee and approved by the full Bank board.  Such benefits are not guaranteed.

It should also be noted that W.E. Holt, the Bank’s senior loan officer and an executive officer for whom compensation information is set forth below, was awarded an individual bonus in April 2008 by the Personnel Committee for successful loan growth at the Bank.  This award, which was reviewed and approved by the entire Bank board, was presented upon his review in April because this is the month of his anniversary of service with the Bank.  As such, in fiscal year 2009, Mr. Holt received a performance based bonus, as well as the deposit growth bonus based upon the FDIC report and a Christmas bonus.  Director Catt, in his role as chief executive officer at the Bank, received a deposit growth bonus based upon the FDIC report and a Christmas bonus.

How Executive Compensation Levels are Determined

The Personnel Committee of the Bank meets monthly to regularly review the Bank’s compensation program and its elements.  As described above, all decisions reached by the Personnel Committee at its monthly meetings relating to the compensation of the Bank’s employees, including its executive officers, are reported to the full Board of Directors of the Bank for their review and approval.  Bonuses that may be paid Bank-wide, such as the one based upon the FDIC report and the Christmas bonus, are determined and approved solely by the Bank’s board.  Director Catt provides input regarding executive compensation for Mr. Holt and the other executive officers of the Bank but does not provide any input with respect to a determination of any component of his compensation.  No other named executive officer has a role in the determination of executive compensation.

In determining the total compensation of our executive officers, the Personnel Committee evaluates total compensation as well as the amounts of each component of compensation. The Personnel Committee therefore examines each of the following: the Bank’s financial and operating performance, as measured by internal strategic objectives and operating results; the duties, responsibilities and performance of each executive officer, including the attainment of goals set for such officer by the Personnel Committee; historical compensation levels; and comparative market data necessary to assess compensation in the Bank’s market.  Such comparative market data is provided by the Community Bankers Association of Illinois’ yearly compensation survey.

Payments Upon Termination of Employment or a Change in Control

Neither the Company nor the Bank has entered into an employment or similar agreement with either of the named executive officers set forth below.  As such, there is no arrangement that requires us to compensate a named executive officer at, following, or in connection with any termination of employment, whether the result of resignation, severance, retirement or constructive termination, or a change in control of the Company or a change in the named executive officer’s duties or responsibilities.  Upon termination of employment, however, the named executive officers, as well as all other full-time Bank employees, are entitled to certain benefits under existing health and insurance plans.

Annual Compensation of Executive Officers

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company’s and the Bank’s Chief Executive Officer and one other executive officer (collectively, the named executive officers).  No other executive officers of the Company or the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2009.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Rick L. Catt, President	2009	122,367	1,191	__	__	10,628	__	18,230	(3)	152,416
and Chief Executive
Officer	2008	119,033	8,935	__	__	__	__	24,421	(4)	152,389

W.E. Holt, Vice	2009	89,500	6,195	__	__	8,660	__	10,321	(5)	114,676
President and Senior
Loan Officer	2008	88,088	12,987	__	__	__	__	7,774	(6)	108,849

(1)	Includes salary and board fees paid to Mr. Catt in the amount of $8,700. Mr. Holt is not a member of the board of directors.
(2)	Reflects a profit sharing contribution paid pursuant to the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan.
(3)
Includes $2,108 of disability, long-term care, and life insurance premiums paid by the Bank.  The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $2,266 in discretionary contributions pursuant to the Bank’s 401(k) Plan.  There was no contribution to the ESOP on behalf of Mr. Catt for this fiscal year as the ESOP was fully allocated as of December 31, 2006.  Also included in this amount is $9,940 for the value related to the personal use of a vehicle purchased by the Company for Mr. Catt’s use and $1,916 for membership dues paid by the Bank.

(4)
Includes $1,856 of disability and life insurance premiums paid by the Bank.  The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $1,387 in discretionary contributions pursuant to the Bank’s 401(k) Plan.  There was no contribution to the ESOP on behalf of Mr. Catt for this fiscal year as the ESOP was fully allocated as of December 31, 2006.  Also included in this amount is $17,237 for the value related to the personal use of a vehicle purchased by the Company for Mr. Catt’s use and $1,941 for membership dues paid by the Bank.

(5)
Includes $7,398 of medical, disability, long-term care, health and life insurance premiums paid by the Bank. The Bank made $1,927 in discretionary contributions to the Bank’s 401(k) Plan.  In addition, it includes $997 for membership dues.

(6)
Includes $5,969 of disability, health and life premiums paid by the Bank.  The Bank made $1,241 in discretionary contributions pursuant to the Bank’s 401(k) Plan.  In addition, it includes $564 for membership dues.

Bonuses of $1,191 and $1,191 paid to Mr. Catt and Mr. Holt, respectively, as well as all full-time employees, were based on the performance of the bank compared to budget and the increase in the market share of deposits. Mr. Holt also received a bonus of $5,003 for the increase in loans receivable when comparing fiscal year-ends March 31, 2009 to March 31, 2008.

The Company did not grant any stock options or stock appreciation rights to Mr. Catt nor Mr. Holt in the fiscal year ended March 31, 2009. As of March 31, 2009, neither Mr. Catt nor Mr. Holt had any unexercised options.

Equity Compensation Plan Information

The equity compensation plans for the Company expired July 29, 2008.  All options were exercised by May 2008.  The Company has no intention of pursuing or establishing any new equity compensation plans at this time.

Certain Transactions

Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates.  Loans to all directors and executive officers and their associates totaled $2.6 million at March 31, 2009, which was 20.3% of the Bank’s equity capital at that date.  Loans to all directors and executive officers and their associates totaled $2.4 million at March 31, 2008, which was 20.5% of the Bank’s equity capital at that date.

The following table presents reportable information regarding such loans.

Fiscal Year Ending March 31, 2009 and as of June 15, 2009

Director’s Name	Interest in Transaction	Approximate $ Value Involved in (and Director’s Interest in) Transaction as of 3/31/09	Largest Aggregate Amount of Principal Outstanding During FY 2009	Largest Aggregate Amount of Principal Outstanding as of 6/15/09	Amount of Principal Paid during FY 2009	Amount of Interest Paid during FY 2009	Rate/Amt of Interest Payable
Steven Neeley(1)	Personal loan (2)	$0	$392,000	$0	$392,000	$18,500	5.50%
	Personal loan (2)	0	80,000	0	80,000	2,000	6.00
	Personal loan (3)	483,000	494,000	480,000	11,000	12,500	5.50
	Personal loan (4)	163,600	189,200	159,100	25,600	9,800	5.50
	Personal loan (5)	900	11,700	0	10,800	400	5.99
	Commercial loan (6)	167,000	191,000	160,700	24,000	13,600	7.38
	Commercial loan (7)	272,000	284,500	268,700	12,500	19,800	7.00
	Commercial loan (7)	50,700	70,300	45,600	19,600	4,300	7.20

Director’s Name	Interest in Transaction	Approximate $ Value Involved in (and Director’s Interest in) Transaction as of 3/31/09	Largest Aggregate Amount of Principal Outstanding During FY 2009	Largest Aggregate Amount of Principal Outstanding as of 6/15/09	Amount of Principal Paid during FY 2009	Amount of Interest Paid during FY 2009	Rate/Amt of Interest Payable
Steven Neeley	Commercial loan (7)	37,300	43,000	0	5,700	1,800	6.00
	Commercial loan (7)	89,000	89,000	0	0	1,900	6.70
	Commercial line of credit (8)	429,200	454,000	0	124,000	19,700	4.00-5.00	(9)
	Personal farm loan (10)	0	0	10,200	0	0	4.50
	Personal farm line of credit (11)	0	0	0	0	0	4.50
	Commercial loan (12)	0	0	408,000	0	0	5.00
Robin Guyer	Commercial line of credit (13)	0	227,600	0	227,600	5,400	3.25-5.00	(14)
	Guarantor (15)	20,000	40,000	20,000	20,000	3,500	6.00- 9.50	(16)
	Guarantor (15) (17)	9,600	9,800	9,600	200	4,600	5.50
	Guarantor(18)	8,100	12,400	7,000	4,300	850	8.50
	Guarantor(18)	2,600	4,100	2,500	1,500	300	8.00
	Home loan (19)	384,200	389,400	384,200	5,200	23,500	6.00
	Commercial loan(20)	91,000	135,000	91,000	44,000	7,400	5.00 – 5.25	(21)

1.
During the fiscal year ended March 31, 2009 and as of June 15, 2009, the Bank made two commercial loans, secured by equipment and personal guarantees, to the company owned and controlled by Mr. Neeley and his wife, Valerie Neeley. The first loan was in the amount of $365,300 at an interest rate of 6.00%. The second loan was in the amount of $352,100 at an interest rate of 5.63%.  The Bank also made a $25,000 loan at an interest rate of 6.24% to Mr. and Mrs. Neeley for farm purposes and is secured by a tractor. The Bank also made a $417,000 home loan, secured by a first mortgage, at a rate of 4.38% to Mr. and Mrs. Neeley.  All loans were immediately 100% participated and assigned to other unrelated financial institutions and the Bank retains only servicing obligations with respect to such loans (for which it receives a market-based fee from such financial institution).  Because these loans have been participated and assigned, they are not shown in the above table.

2.	These loans were made by the Bank to Mr. and Mrs. Neeley and are secured by farm ground.

3.
This loan was made by the Bank to Mr. and Mrs. Neeley and is also secured by farm ground.  Part of the proceeds, from this loan, were used to pay off the loans indicated by footnote 2.   A portion of this loan, 33%, was participated and assigned to another unrelated financial institution.  The net amounts are presented in the table.

4.	This loan was made to Mr. and Mrs. Neeley and is secured by a non-residential building.

5.	This loan was made to Mr. and Mrs. Neeley and is secured by a vehicle. The loan was paid in full prior to June 15, 2009 according to the terms of the note.

6.
This commercial loan, secured by equipment and personal guarantees, was made by the Bank to the company owned and controlled by Mr. and Mrs. Neeley. A portion of this loan, 34.88%, was participated and assigned to another unrelated financial institution.  The net amounts are represented in the table.

7.	These commercial loans, secured by equipment and personal guarantees, were made by the Bank to the company owned and controlled by Mr. and Mrs. Neeley.

8.	This commercial loan, secured by equipment and personal guarantees, is an operating line of credit that was made by the Bank to the company owned and controlled by Mr. and Mrs. Neeley.

9.
From April 1, 2008 – May 21, 2008, the rate of interest on the loan was 1.00% under the prime rate as published in the Wall Street Journal.  The loan was re-written on May 21, 2008 and the interest rate was set to a floor of 5.00%. Mr. Neeley paid 4.25% on $373,000, 4.00% on $363,000 and 5.00% on $354,000 and on the remaining balance throughout the fiscal year.

10.	This loan was made by the Bank to Mr. and Mrs. Neeley after the fiscal year end. The loan is for farm purposes and is secured by a tractor.

11.
This loan, which is a line of credit for farm use in the amount of $50,000, was made by the Bank to Mr. and Mrs. Neeley after the fiscal year.  No funds have been drawn on the line of credit.  The loan is secured by farm equipment.

12.
This loan was made by the Bank to the company owned or controlled by Mr. and Mrs. Neeley after the fiscal year end.  This commercial loan is secured by equipment and personal guarantees.  The proceeds from this loan were used to payoff the commercial line of credit in footnote 8.

13.
A company owned or controlled by Mr. Guyer has a $500,000 line of credit with the Bank that was not drawn upon at April 1, 2008, March 31, 2009 or June 15, 2009.  Throughout the fiscal year 2009, however, Mr. Guyer’s company did draw upon this line of credit and subsequently repaid borrowed amounts in accordance with the terms of the line.

14.
The interest rate on this loan is equal to the prime rate as published in the Wall Street Journal.  The rate on the loan changed throughout the fiscal year in reaction to the change in the prime rate.  Mr. Guyer paid 5.00% on $227,700, 4.50% on  $227,600, 4.00% on $227,300, and 3.25% on $147,400.

15.
These loans were made to the Bank borrowers who used the proceeds of such loans to pay outstanding balances owed to Mr. Guyer’s company. Neither Mr. Guyer nor any of his affiliates are the principal obligor on either loan.

16.
From April 1, 2008 – December 9, 2008, the interest rate on this loan was 9.50%.  This loan is 2.00% over the prime rate as published in the Wall Street Journal and re-prices annually on December 9th.  The loan adjusted to an interest rate of 6.00% at that date and remained 6.00% throughout the fiscal year end.  The borrower paid 9.50% on $40,000 and 6.00% on $20,000.

17.
The original amount of this loan was $77,500 on March 7, 2005.  Mr. Guyer guaranteed $10,000 of the original amount of the loan or a proportionate share thereof.  The current outstanding balance was $74,500 at March 31, 2009 and June 15, 2009.

18.	These loans were made to individuals employed by Mr. Guyer’s company. Neither Mr. Guyer nor any of his affiliates are the principal obligor on either loan.

19.	The home loan is made to both Mr. Guyer and his wife, Mrs. Belma Guyer, and was secured by a first mortgage on the home.

20.	This commercial loan, secured by equipment and personal guarantees, was made by the Bank to a company owned and controlled by Mr. Guyer.

21.	This interest rate on this loan is equal to the prime rate as published in the Wall Street Journal but has a floor of 5.00%. Mr. Guyer paid 5.25% on $135,000 and 5.00% on $91,000.

Fiscal Year Ending March 31, 2008

Director’s Name	Interest in Transaction	Approximate $ Value Involved in (and Director’s Interest in) Transaction as of 3/31/08	Largest Aggregate Amount of Principal Outstand. During FY 2008	Amount of Principal Paid during FY 2008	Amount of Interest Paid during FY 2008	Rate/Amt of Interest Payable
Steven Neeley (1)	Personal loan (2)	$392,200	$428,200	$36,000	$39,900	5.50%
	Personal loan (3)	189,200	213,500	24,300	11,200	5.50
	Personal loan (4)	11,700	21,100	9,400	900	5.99
	Personal loan (5)	0	13,000	13,000	200	5.00
	Commercial loan (6)	193,000	213,000	20,000	12,900	7.38
	Commercial loan (7)	284,500	296,000	11,500	20,700	7.00

Director’s Name	Interest in Transaction	Approximate $ Value Involved in (and Director’s Interest in) Transaction as of 3/31/08	Largest Aggregate Amount of Principal Outstand. During FY 2008	Amount of Principal Paid during FY 2008	Amount of Interest Paid during FY 2008	Rate/Amt of Interest Payable
Steven Neeley	Commercial loan (7)	70,300	88,500	18,200	5,700	7.20
	Commercial loan (7)	0	134,800	134,800	1,200	8.50
	Commercial loan (7)	0	82,300	82,300	800	8.50
	Commercial line of credit (8)	373,000	373,000	66,200	21,000	4.25-8.50	(9)
Robin Guyer	Commercial line of credit (10)	0	319,300	417,600	3,300	5.25-8.25	(11)
	Guarantor (12)	40,000	60,000	20,000	5,800	9.50-10.25	(13)
	Guarantor (12)	0	5,600	5,600	100	8.00
	Guarantor (12) (14)	9,800	9,800	0	6,100	6.25-9.13	(15)
	Guarantor (16)	12,400	16,400	4,000	1,200	8.50
	Guarantor (16)	4,100	5,200	1,100	300	8.00
	Home loan (17)	389,400	412,000	22,600	6,000	6.00
	Personal loan (18)	0	199,000	199,000	10,600	6.95
	Personal loan (18)	0	50,000	50,000	3,600	7.38
	Personal loan (18)	0	150,000	150,000	5,600	7.38

Director’s Name	Interest in Transaction	Approximate $ Value Involved in (and Director’s Interest in) Transaction as of 3/31/08	Largest Aggregate Amount of Principal Outstand. During FY 2008	Amount of Principal Paid during FY 2008	Amount of Interest Paid during FY 2008	Rate/Amt of Interest Payable
Robin Guyer	Commercial loan (19)	135,000	174,000	39,000	12,300	5.25– 6.95	(20)
	Commercial loan (19)	0	40,000	40,000	4,400	6.95

1.
During the fiscal year ended March 31, 2008, the Bank made a commercial line of credit, secured by equipment and personal guarantees, in the amount of $2,000,000 at an interest rate of 1.00% under prime with a floor of 5.00% and a commercial loan, secured by equipment and personal guarantees, in the amount of $179,000 at an interest rate of 7.38% to the company owned and controlled by Mr. Neeley, and his wife, Valerie Neeley.  Both loans were immediately 100% participated and assigned to other unrelated financial institutions and the Bank retains only servicing obligations with respect to such loans (for which it receives a market based fee from such financial institution).  Because these loans have been participated and assigned, they are not shown in the above table.

2.	This loan was made by the Bank to Mr. and Mrs. Neeley and is secured by farm ground.

3.	This loan was made to Mr. and Mrs. Neeley and is secured by a non-residential building.

4.	This loan was made to Mr. and Mrs. Neeley and is secured by a vehicle.

5.	This loan was made to Mr. and Mrs. Neeley and is secured by a vehicle. The loan has been paid in full according to the terms of the note.

6.
This commercial loan, secured by equipment and personal guarantees, was made by the Bank to the company owned and controlled by Mr. and Mrs. Neeley. A portion of this loan, 34.88%, was participated and assigned to another unrelated financial institution.  The net amounts are represented in the table.

7.	These commercial loans, secured by equipment and personal guarantees, were made by the Bank to a company owned and controlled by Mr. and Mrs. Neeley.

8.	This commercial loan, secured by equipment and personal guarantees, is an operating line of credit that was made by the Bank to a company owned and controlled by Mr. and Mrs. Neeley.

9.
The rate of interest on the loan was 1.00% under the prime rate as published in the Wall Street Journal. The rate on the loan changed throughout the fiscal year in reaction to the change in the prime rate. Mr. Neeley paid 8.50% on $325,000, 7.25% on $331,500, 6.75% on $306,500, 6.50% on $283,400, 6.25% on $310,000, 5.00% on $363,100, and 4.25% on $373,000.

10.
A company owned or controlled by Mr. Guyer has a $500,000 commercial line of credit, secured by equipment and personal guarantees, with the Bank that had a balance of $4,500 at April 1, 2007 but was not drawn on at March 31, 2008.  Throughout the fiscal year 2008, Mr. Guyer’s company did draw upon this line of credit and subsequently repaid borrowed amounts in accordance with the terms of the line.

11.
The interest rate on this loan is equal to the prime rate as published in the Wall Street Journal.  The rate on the loan changed throughout the fiscal year in reaction to the change in the prime rate.  Mr. Guyer paid 8.25% on $319,400, 7.75% on  $171,100, 7.50% on $170,800, 7.25% on $35,800, 6.50% on $32,600, 6.00% on $32,400, and 5.25% on $20,500.

12.
These loans were made to the Bank borrowers who used the proceeds of such loans to pay outstanding balances owed to Mr. Guyer’s company.  Neither Mr. Guyer nor any of his affiliates are the principal obligor on either loan.

13.
From April 1, 2007 – December 10, 2007, the interest rate on this loan was 10.25%.  This loan is 2.00% over the prime rate as published in the Wall Street Journal and re-prices annually on December 9th.  The loan adjusted to an interest rate of 9.50% at that date and remained 9.50% throughout the fiscal year end.  The borrower paid 10.25% on $60,000 and 9.50% on $40,000.

14.
The original amount of this loan was $77,500 on March 7, 2005.  Mr. Guyer guaranteed $10,000 of the original amount of the loan or a proportionate share thereof.  The current outstanding balance was $76,200 at March 31, 2008.

15.
From April 1, 2007 – August 9, 2007, the interest rate on the loan was 9.13%.  On August 10, 2007, the loan was adjusted to an interest rate of 7.50% to closer reflect current market rates.  The loan then adjusted at its contractual adjustment date on March 11, 2008 to an interest rate of 6.25%.  The balance of the loan at all of the rates was $76,200.

16.	These loans were made to individuals employed by Mr. Guyer’s company. Neither Mr. Guyer nor any of his affiliates are the principal obligor on either loan.

17.
The home loan, which is secured by a first mortgage on the home, is made to both Mr. Guyer and his wife, Mrs. Belma Guyer. Part of the proceeds from this home loan were used to pay off those loans in footnote 18.

18.	These loans were made to Mr. Guyer by the Bank and were secured by assignments of stock.

19.	These commercial loans, secured by equipment and personal guarantees, were made by the Bank to a company owned and controlled by Mr. Guyer.

20.	This interest rate on this loan is equal to the prime rate as published in the Wall Street Journal but has a floor of 5%. Mr. Guyer paid 6.95% on $135,000 and 5.25% on $91,000.

In fiscal year 2008, there was one loan outstanding to William D. Sandiford, an executive officer of the Bank, secured by his home for $137,600 at an interest rate of 4.88%. The loan was immediately sold in the secondary market and the Bank retains only servicing obligations with respect to the loan (for which it receives a market-based fee from such financial institution).

All loans to directors and officers were performing in accordance with their terms at March 31, 2008, at March 31, 2009, and at June 15, 2009, the latest practicable date for which information is available.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed BKD, LLP (“BKD”) independent accountants, to be the Company’s auditors for the fiscal year ending March 31, 2010.  Representatives of BKD are not expected to be present at the Meeting to respond to questions.

The Company has hired Crowe Horwath, LLP for assistance with tax issues and to prepare and file the corporate Federal and State income taxes.

The fees billed for professional accounting services rendered by BKD for the fiscal year ended March 31, 2009 are as follows:

	Fiscal Year Ended
	March 31, 2009	March 31, 2008
Audit Fees	$55,000	$51,500
Audit Related Fees	—	—
Tax Fees	—	13,000
All Other Fees	—	3,100
Total Fees	$55,000	$67,600

In the above table, in accordance with the SEC definitions and rules, “audit fees” are fees billed to the Company for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K and review of financial statements included in Quarterly Reports on Form 10-Q; for the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal control over financial reporting.  “Tax fees” are fees for Federal and Local tax compliance, tax advice, and tax planning and advisory services.

The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining BKD’s independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee.  All engagements of the auditors are approved in advance by the Audit Committee.  At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year.  Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee.  Management periodically reports to the Audit Committee regarding the status of the services provided and the level of fees incurred in respect of each service.  The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent auditors for the year ending March 31, 2010.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 19, 2010 ..  Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act of 1934, as amended.  Otherwise, to be timely, a stockholder’s notice must be delivered or mailed to and received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 not less than 30 days’ prior to the date of the annual meeting; provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed.  All stockholder proposals, including those with respect to the nomination and election of directors, must also comply with the Company’s Certificate of Incorporation and Bylaws, and Delaware law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s securities, to file with the SEC initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

ANNUAL REPORTS

A copy of the Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2009, as filed with the SEC, will be furnished without charge to stockholders as of the June 10, 2009 voting record date upon written request to Investor Relations, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.  The Annual Report is not part of the proxy solicitation materials.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Robinson, Illinois
June 24, 2009

FORM OF PROXY
REVOCABLE PROXY
FIRST ROBINSON FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
JULY 23, 2009

The undersigned hereby appoints the members of the Board of Directors of First Robinson Financial Corporation (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the “Meeting”) to be held at the Company’s office located at 501 East Main Street, Robinson, Illinois, on July 23, 2009 at 9:00 a.m., and at any and all adjournments and postponements thereof.

I.	The election of the following nominees as directors for terms to expire in the year 2012:

J. DOUGLAS GOODWINE		ROBIN E. GUYER

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:   TO VOTE FOR ALL NOMINEES, MARK THE BOX “FOR” WITH AN “X.” TO WITHHOLD YOUR VOTE FOR ALL NOMINEES, MARK THE BOX “WITHHOLD” WITH AN “X.” TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” WITH AN “X” AND WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

II.	The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE AND “FOR” THE RATIFICATION OF THE AUDITORS.

Stockholder	Date

Co-Stockholder, if any	Date

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

FIRST ROBINSON FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting
To be Held on July 23, 2009
The Proxy Statement, Proxy Card and Annual Report to Shareholders are Available at
www.frsb.net/#/proxy